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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2002


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                    0-17733              55-0619957
                                          -------              ----------
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
   (Former name, former address and former fiscal year, if changed since last report)

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     Item 5.  Other Events

     On April 12, 2002, City Holding Company ("the Company") issued a news release, attached as Exhibit 99, announcing the Company's earnings for the first quarter of 2002.

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial Statements                    None
           (b) Pro Forma Financial Information         None
           (c) Exhibits
                       99                              News Release issued on
                                                       April 12, 2002


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CITY HOLDING COMPANY


Date: April 15, 2002
                                               By: /s/ Michael D. Dean
                                               ---------------------------------
                                               Michael D. Dean
                                               Senior Vice President - Finance,
                                               Chief Accounting Officer and
                                               Duly Authorized Officer